Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Oblong, Inc., a Delaware corporation (the “Company”), do hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)The accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 19, 2024
/s/ Peter Holst
Peter Holst
Chief Executive Officer
(Principal Executive Officer)

/s/ David Clark
David Clark
Chief Financial Officer
(Principal Financial Officer)